                                                                    Exhibit 10.1



                     FIRST FEDERAL SAVINGS BANK OF AMERICA
                         EMPLOYEE STOCK OWNERSHIP PLAN

                           EFFECTIVE JANUARY 1, 1996

                     FIRST FEDERAL SAVINGS BANK OF AMERICA

                         EMPLOYEE STOCK OWNERSHIP PLAN

     This Employee Stock Ownership Plan, executed on _______________, by the First Federal Savings Bank of America, a federally chartered stock savings bank (the "Bank"),

                        W I T N E S S E T H  T H A T :

     WHEREAS, the board of directors of the Bank has resolved to adopt an employee stock ownership plan for eligible employees in accordance with the terms and conditions presented to the directors;

     NOW, THEREFORE, the Bank hereby adopts the following Plan setting forth the terms and conditions pertaining to contributions, and the payment of benefits to Participants and Beneficiaries, effective January 1, 1996.

     IN WITNESS WHEREOF, the Bank has adopted this Plan and caused this instrument to be executed by its duly authorized officers as of the above date.


ATTEST:



____________________________        By: __________________
  Secretary                             President

                                C O N T E N T S

Section 1.  Plan Identity..............................................................   1
            --------------
            1.1  Name..................................................................   1
                 -----
            1.2  Purpose...............................................................   1
                 --------
            1.3  Effective Date........................................................   1
                 ---------------
            1.4  Fiscal Period.........................................................   1
                 --------------
            1.5  Single Plan for All Employers.........................................   1
                 -----------------------------
            1.6  Interpretation of Provisions..........................................   1
                 ----------------------------

Section 2.  Definitions................................................................   1
            -----------

Section 3.  Eligibility for Participation..............................................   8
            -----------------------------
            3.1  Initial Eligibility...................................................   8
                 -------------------
            3.2  Terminated Employees..................................................   8
                 ---------------------
            3.3  Certain Employees Ineligible..........................................   8
                 -----------------------------
            3.4  Participation and Reparticipation.....................................   8
                 ----------------------------------

Section 4.  Employer Contributions and Credits.........................................   9
            -----------------------------------
            4.1  Discretionary Contributions...........................................   9
                 ----------------------------
            4.2  Contributions for Stock Obligations...................................   9
                 ------------------------------------
            4.3  Definitions Related to Contributions..................................  10
                 -------------------------------------
            4.4  Conditions as to Contributions........................................  10
                 -------------------------------
            4.5  Matching Employer Contributions.......................................  11
                 --------------------------------

Section 5.  Limitations on Contributions and Allocations...............................  11
            ---------------------------------------------
            5.1  Limitation on Annual Additions........................................  11
                 -------------------------------
            5.2  Coordinated Limitation With Other Plans...............................  11
                 ----------------------------------------
            5.3  Effect of Limitations.................................................  12
                 ---------------------
            5.4  Limitations as to Certain Section 1042 Transactions...................  13
                 ---------------------------------------------------
            5.5  Limitations as to Certain Participants................................  13
                 ---------------------------------------
            5.6  Nondiscrimination Test for Matching Employer Contributions............  14
                 -----------------------------------------------------------

Section 6.  Trust Fund and Its Investment..............................................  15
            ------------------------------
            6.1  Creation of Trust Fund................................................  15
                 -----------------------
            6.2  Stock Fund and Investment Fund........................................  15
                 -------------------------------
            6.3  Acquisition of Stock..................................................  15
                 ---------------------
            6.4  Participants' Option to Diversify.....................................  16
                 ----------------------------------

Section 7.  Voting Rights and Dividends on Stock.......................................  16
            -------------------------------------
            7.1  Voting and Tendering of Stock.........................................  16
                 ------------------------------
            7.2  Dividends on Stock....................................................  17
                 -------------------

Section 8.   Adjustments to Accounts...................................................  17
             ------------------------
             8.1  Adjustments for Transactions.........................................  17
                  -----------------------------
             8.2  Valuation of Investment Fund.........................................  18
                  -----------------------------
             8.3  Adjustments for Investment Experience................................  18
                  --------------------------------------
             8.4  Adjustments for Capital Changes......................................  18
                  --------------------------------

Section 9.   Vesting of Participants' Interests........................................  18
             -----------------------------------
             9.1  Deferred Vesting in Accounts.........................................  18
                  -----------------------------
             9.2  Computation of Vesting Years.........................................  19
                  -----------------------------
             9.3  Full Vesting Upon Certain Events.....................................  19
                  ---------------------------------
             9.4  Full Vesting Upon Plan Termination...................................  20
                  -----------------------------------
             9.5  Forfeiture, Repayment, and Restoral..................................  20
                  ------------------------------------
             9.6  Accounting for Forfeitures...........................................  21
                  ---------------------------
             9.7  Vesting and Nonforfeitability........................................  21
                  ------------------------------

Section 10.  Payment of Benefits.......................................................  21
             --------------------
             10.1  Benefits for Participants...........................................  21
                   --------------------------
             10.2  Benefits on a Participant's Death...................................  22
                   ----------------------------------
             10.3  Marital Status......................................................  22
                   ---------------
             10.4  Delay in Benefit Determination......................................  22
                   -------------------------------
             10.5  Accounting for Benefit Payments.....................................  22
                   --------------------------------
             10.6  Options to Receive and Sell Stock...................................  22
                   ----------------------------------
             10.7  Restrictions on Disposition of Stock................................  23
                   -------------------------------------
             10.8  Direct Transfer of Eligible Plan Distributions......................  24
                   -----------------------------------------------

Section 11.  Rules Governing Benefit Claims and Review of Appeals......................  24
             -----------------------------------------------------
             11.1  Claim for Benefits..................................................  24
                   -------------------
             11.2  Notification by Committee...........................................  25
                   --------------------------
             11.3  Claims Review Procedure.............................................  25
                   ------------------------

Section 12.  The Committee and Its Functions...........................................  25
             --------------------------------
             12.1   Authority of Committee.............................................  25
                    -----------------------
             12.2   Identity of Committee..............................................  26
                    ----------------------
             12.3   Duties of Committee................................................  26
                    --------------------
             12.4   Valuation of Stock.................................................  26
                    -------------------
             12.5   Compliance with ERISA..............................................  27
                    ----------------------
             12.6   Action by Committee................................................  27
                    --------------------
             12.7   Execution of Documents.............................................  27
                    -----------------------
             12.8   Adoption of Rules..................................................  27
                    ------------------
             12.9   Responsibilities to Participants...................................  27
                    ---------------------------------
             12.10  Alternative Payees in Event of Incapacity..........................  27
                    ------------------------------------------
             12.11  Indemnification by Employers.......................................  28
                    -----------------------------
             12.12  Nonparticipation by Interested Member..............................  28
                    --------------------------------------

Section 13.  Adoption, Amendment, or Termination of the Plan...........................  28
             ------------------------------------------------
             13.1  Adoption of Plan by Other Employers.................................  28
                   ------------------------------------
             13.2  Adoption of Plan by Successor.......................................  28
                   ------------------------------
             13.3  Plan Adoption Subject to Qualification..............................  28
                   ---------------------------------------
             13.4  Right to Amend or Terminate.........................................  29
                   ----------------------------

Section 14.  Miscellaneous Provisions..................................................  29
             ------------------------
             14.1  Plan Creates No Employment Rights...................................  29
                   ----------------------------------
             14.2  Nonassignability of Benefits........................................  29
                   -----------------------------
             14.3  Limit of Employer Liability.........................................  30
                   ----------------------------
             14.4  Treatment of Expenses...............................................  30
                   ----------------------
             14.5  Number and Gender...................................................  30
                   ------------------
             14.6  Nondiversion of Assets..............................................  30
                   -----------------------
             14.7  Separability of Provisions..........................................  30
                   ---------------------------
             14.8  Service of Process..................................................  30
                   -------------------
             14.9  Governing State Law.................................................  30
                   --------------------

Section 15.  Top-Heavy Provisions......................................................  31
             ---------------------
             15.1  Determination of Top-Heavy Status...................................  31
                   ----------------------------------
             15.2  Minimum Contributions...............................................  32
                   ----------------------
             15.3  Minimum Vesting.....................................................  33
                   ----------------

                          FIRST FEDERAL SAVINGS BANK
                                  OF AMERICA
                         EMPLOYEE STOCK OWNERSHIP PLAN

Section 1.   Plan Identity.
             --------------

    1.1      Name.  The name of this Plan is "First Federal Savings Bank of
             ----
America Employee Stock Ownership Plan."

    1.2      Purpose.  The purpose of this Plan is to describe the terms and
             --------
conditions under which contributions made pursuant to the Plan will be credited and paid to the Participants and their Beneficiaries.

    1.3      Effective Date.  The Effective Date of this Plan is January 1,
             ---------------
1996.

    1.4      Fiscal Period.  This Plan shall be operated on the basis of a
             --------------
January 1-December 31 fiscal year for the purpose of keeping the Plan's books and records and distributing or filing any reports or returns required by law.

    1.5      Single Plan for All Employers.  This Plan shall be treated as a
             ------------------------------
single plan with respect to all participating Employers for the purpose of crediting contributions and forfeitures and distributing benefits, determining whether there has been any termination of Service, and applying the limitations set forth in Section 5.

    1.6      Interpretation of Provisions.  The Employers intend this Plan and
             -----------------------------
the Trust to be a qualified stock bonus plan under Section 401(a) of the Code and an employee stock ownership plan within the meaning of Section 407(d)(6) of ERISA and Section 4975(e)(7) of the Code. The Plan is intended to have its assets invested primarily in qualifying employer securities of one or more Employers within the meaning of Section 407(d)(5) of ERISA, and to satisfy any requirement under ERISA or the Code applicable to such a plan. Accordingly, the Plan and Trust Agreement shall be interpreted and applied in a manner consistent with this intent and shall be administered at all times and in all respects in a nondiscriminatory manner.

Section 2.   Definitions.  The following capitalized words and phrases shall
             ------------
have the meanings specified when used in this Plan and in the Trust Agreement, unless the context clearly indicates otherwise:

    "Account" means a Participant's interest in the assets accumulated under this Plan as expressed in terms of a separate account balance which is periodically adjusted to reflect his Employer's contributions, the Plan's investment experience, and distributions and forfeitures.

    "Active Participant" means any Employee who has satisfied the eligibility requirements of Section 3 and who qualifies as an Active Participant for a particular Plan Year under Section 4.3.

    "Bank" means First Federal Savings Bank of America, and any entity which succeeds to the business of the Bank and adopts this Plan as its own pursuant to
Section 13.2.

    "Beneficiary" means the person or persons who are designated by a Participant to receive benefits payable under the Plan on the Participant's death. In the absence of any designation or if all the designated Beneficiaries shall die before the Participant dies or shall die before all benefits have been paid, the Participant's Beneficiary shall be his surviving spouse, if any, or his estate if he is not survived by a spouse. The Committee may rely upon the advice of the Participant's executor or administrator as to the identity of the Participant's spouse.

    "Break in Service" means any five or more consecutive 12-month periods beginning January 1 in which an Employee has 500 or fewer Hours of Service per period. Solely for this purpose, an Employee shall be considered employed for his normal hours of paid employment during a Recognized Absence, unless he does not resume his Service at the end of the Recognized Absence. Further, if an Employee is absent for any period (i) by reason of the Employee's pregnancy,
(ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) for purposes of caring for such child for a period beginning immediately after such birth or placement, the Employee shall be credited with the Hours of Service which would normally have been credited but for such absence, up to a maximum of 501 Hours of Service, in the first 12-month period which would otherwise be counted toward a Break in Service.

    "Change in Control" means an event of a nature that; (i) would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency) ("OTS"), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or the right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any securities purchased by any employee benefit plan of the Holding Company's or its Subsidiaries'; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred upon the receipt of all required federal regulatory approvals, not including the lapse of any statutory waiting periods; or (D) a proxy statement shall be distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company then outstanding.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the committee responsible for the administration of this Plan in accordance with Section 12.

    "Disability" means a condition which renders the Participant totally and permanently disabled due to sickness or injury, such disability is likely to be continuous and permanent, and such disability renders the Participant unable to continue a like gainful occupation. In any event, the Committee's good faith decision as to whether a Participant's Service has been terminated by Disability shall be final and conclusive.

    "Early Retirement" means retirement on or after a Participant's (i) attainment of age 60 or the total of a Participant's age, when added to the Participant's years of service recognized for purposes of vested service under the Bank's defined benefit retirement plan, equals or exceeds 75 years, and
(ii) with regard to Participant's who were employed by the Employer on or after September 11, 1972, the Participant's completion of ten consecutive years of vesting service under the Bank's defined benefit retirement plan.

    "Effective Date" means January 1, 1996.

    "Employee" means any individual who is or has been employed by the Bank. "Employee" also means an individual employed by a leasing organization who, pursuant to an agreement between an Employer and the leasing organization, has performed services for the Employer and any related persons (within the meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for more than one year, if such services are of a type historically performed by employees in the Employer's business field. However, such a "leased employee" shall not be considered an Employee if (i) he participates in a money purchase pension plan sponsored by the leasing organization which provides for immediate participation, immediate full vesting, and an annual contribution of at least 10 percent of the Employee's Total Compensation, and (ii) leased employees do not constitute more than 20 percent of the Employer's total work force (including leased employees, but excluding Highly Paid Employees and any other employees who have not performed services for the Employer on a substantially full-time basis for at least one year).

    "Employer" means the Bank or any affiliate within the purview of section 414(b), (c) or (m) and 415(h) of the Code, any other corporation, partnership, or proprietorship which adopts this Plan with the Bank's consent pursuant to
Section 13.1, and any entity which succeeds to the business of any Employer and adopts the Plan pursuant to Section 13.2.

    "Entry Date" means the Effective Date of the Plan and the first day of each July and January thereafter.

    "ERISA" means the Employee Retirement Income Security Act of 1974 (P.L. 93-406, as amended).

    "Highly Paid Employee" for any Plan Year beginning before December 31, 1996, means an Employee who, during either of that or the immediately preceding Plan Year, (i) owned more than five percent of the outstanding equity interest or the outstanding voting interest in any Employer, (ii) had Total Compensation exceeding $75,000 (as adjusted pursuant to section 415(d) of the Code), (iii) had Total Compensation exceeding $50,000 (as adjusted pursuant to section 415(d) of the Code) and was among the most highly compensated one-fifth of all Employees, or (iv) was at any time an officer of an Employer and had Total Compensation exceeding $45,000 (or 50 percent of the currently applicable dollar limit under Section 415(b)(1)(A) of the Code). For this purpose:

          (a) "Total Compensation" shall include any amount which is excludable from the Employee's gross income for tax purposes pursuant to Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code.

          (b) The number of Employees in "the most highly compensated one-fifth of all Employees" shall be determined by taking into account all individuals working for all related employer entities described in the definition of "Service", but excluding any individual who has not completed six months of Service, who normally works fewer than 17-1/2 hours per week or in fewer than six months per year, who has not reached age 21, whose employment is covered by a collective bargaining agreement, or who is a nonresident alien who receives no earned income from United States sources.

          (c) The number of individuals counted as "officers" shall not be more than the lesser of (i) 50 individuals and (ii) the greater of 3 individuals or 10 percent of the total number of Employees. If no officer earns more than $45,000 (or the adjusted limit), then the highest paid officer shall be a Highly Paid Employee.

          (d) A former employee shall be treated as a highly compensated employee if such employee was a highly paid employee when such employee separated from service, or if such employee was a highly paid employee at any time after attaining age 55.

          (e) If an employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants. For this purpose, the determination year shall be the plan year. The look-back year shall be the twelve-month period immediately preceding the determination year.

          (f) The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

    "Highly Paid Employee" for any Plan Year beginning after December 31, 1996, means an Employee who: (A) owned more than five percent of the outstanding equity interest or the outstanding voting interest in any Employer during the year or the preceding year, or (B) for the year or the preceding year (i) had Total Compensation exceeding $80,000 (as adjusted pursuant to section 415(d) of the Code), and, (ii) if the Employer elects with respect to a preceding year, was among the most highly compensated one-fifth of all Employees for such preceding year

          (a) "Total Compensation" shall include any amount which is excludable from the Employee's gross income for tax purposes pursuant to Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code.

          (b) The number of Employees in "the most highly compensated one-fifth of all Employees" shall be determined by taking into account all individuals working for all related employer entities described in the definition of "Service", but excluding any individual who has not completed six months of Service, who normally works fewer than 17-1/2 hours per week or in fewer than six months per year, who has not reached age 21, whose employment is covered by a collective bargaining agreement, or who is a nonresident alien who receives no earned income from United States sources.

          (c) A former employee shall be treated as a highly compensated employee if such employee was a highly paid employee when such employee separated from service, or if such employee was a highly paid employee at any time after attaining age 55.

          (d) The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

    "Holding Company" means FirstFed America Bancorp, Inc., the holding company of First Federal Savings Bank of America, and any entity which succeeds to the business of the Holding Company.

    "Hours of Service" means hours to be credited to an Employee under the following rules:

          (a) Each hour for which an Employee is paid or is entitled to be paid for services to an Employer is an Hour of Service.

          (b) Each hour for which an Employee is directly or indirectly paid or is entitled to be paid for a period of vacation, holidays, illness, disability, lay-off, jury duty, temporary military duty, or leave of absence is an Hour of Service. However, except as otherwise specifically provided, no more than 501 Hours of Service shall be credited for any single continuous period in which an Employee performs no duties. Further, no Hours of Service shall be credited on account of payments made solely under a plan maintained to comply with worker's compensation, unemployment compensation, or disability insurance laws, or to reimburse an Employee for medical expenses.

          (c) Each hour for which back pay (ignoring any mitigation of damages) is either awarded or agreed to by an Employer is an Hour of Service. However, no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee would not have performed any duties.

          (d) Hours of Service shall be credited in any one period only under one of the foregoing paragraphs (a), (b) and (c); an Employee may not get double credit for the same period.

          (e) If an Employer finds it impractical to count the actual Hours of Service for any class or group of non-hourly Employees, each Employee in that class or group shall be credited with 45 Hours of Service for each weekly pay period in which he has at least one Hour of Service. However, an Employee shall be credited only for his normal working hours during a paid absence.

          (f) Hours of Service to be credited on account of a payment to an Employee (including back pay) shall be recorded in the period of Service for which the payment was made. If the period overlaps two or more Plan Years, the Hours of Service credit shall be allocated in proportion to the respective portions of the period included in the several Plan Years. However, in the case of periods of 31 days or less, the Administrator may apply a uniform policy of crediting the Hours of Service to either the first Plan Year or the second.

          (g) In all respects an Employee's Hours of Service shall be counted as required by Section 2530.200b-2(b) and (c) of the Department of Labor's regulations under Title I of ERISA.

    "Investment Fund" means that portion of the Trust Fund consisting of assets other than Stock.

    "Matching Employer Contributions" means contributions made by the Employer pursuant to Section 4.5 to a Participant's Matching Employer Contributions Account.

    "Normal Retirement Age" means a the later of the Participant's 65th birthday or the fifth anniversary of the Participant's participation in the Plan.

    "Normal Retirement Date" means the first day of the month coincident with or next following attainment of Normal Retirement Age.

    "Participant" means any Employee who is participating in the Plan, or who has previously participated in the Plan and still has a balance credited to his Account.

    "Plan Year" means the 12 consecutive month period commencing January 1 and ending December 31 of each year.

    "Recognized Absence" means a period for which --

          (a) an Employer grants an Employee a leave of absence for a limited period, but only if an Employer grants such leaves on a nondiscriminatory basis; or

          (b) an Employee is temporarily laid off by an Employer because of a change in business conditions; or

          (c) an Employee is on active military duty, but only to the extent that his employment rights are protected by the Military Selective Service Act of 1967 (38 U.S.C. sec. 2021).

    "Service" means an Employee's period(s) of employment or self-employment with an Employer, excluding for initial eligibility purposes any period in which the individual was a nonresident alien and did not receive from an Employer any earned income which constituted income from sources within the United States.
An Employee's Service shall include any service which constitutes service with a predecessor employer within the meaning of Section 414(a) of the Code. An Employee's Service shall also include any service with an entity which is not an Employer, but only either (i) for a period after 1975 in which the other entity is a member of a controlled group of corporations or is under common control with other trades and businesses within the meaning of Section 414(b) or 414(c) of the Code, and a member of the controlled group or one of the trades and businesses is an Employer, or (ii) for a period after 1979 in which the other entity is a member of an affiliated service group within the meaning of Section 414(m) of the Code, and a member of the affiliated service group is an Employer.

    "Spouse" means the individual, if any, to whom a Participant is lawfully married on the date benefit payments to the Participant are to begin, or on the date of the Participant's death, if earlier.

    "Stock" means shares of the voting common stock or preferred stock meeting the requirements of Section 409(e)(3) of the Code issued by an Employer or an affiliated corporation.

    "Stock Fund" means that portion of the Trust Fund consisting of Stock.

    "Stock Obligation" means an indebtedness arising from any extension of credit to the Plan or the Trust which was obtained for the purpose of buying Stock and which satisfies the requirements set forth in Section 6.3.

    "Total Compensation" means a Participant's wages, salary, overtime, bonuses, commissions, and any other amounts received for personal services rendered while in Service from any Employer or an affiliate (within the purview of Section 414(b), (c), and (m) of the Code), plus his earned income from any such entity as defined in Section 401(c)(2) of the Code if he is self-employed. "Total Compensation" shall include (i) severance payments and amounts paid as a result of termination, (ii) amounts excludable from gross income under Section 911 of the Code, (iii) amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code to the extent includable in gross income, (iv) amounts received from an Employer for moving expenses which are not deductible under Section 217 of the Code, (v) amounts includable in gross income in the year of, and on account of, the grant of a nonqualified stock option, (vi) amounts includable in gross income pursuant to Section 83(b) of the Code, and (vii) amounts includable in gross income under an unfunded nonqualified plan of deferred compensation, but shall exclude (viii) Employer contributions to or amounts received from a funded or qualified plan of deferred compensation, (ix) Employer contributions to a simplified employee pension account to the extent deductible under Section 219 of the Code, (x) Employer contributions to a Section 403(b) annuity contract, and (xi) amounts includable in gross income pursuant to Section 83(a) of the Code, (xii) amounts includable in gross income upon the exercise of nonqualified stock option or upon the disposition of stock acquired under any stock option, and (xiii) any other amounts expended by the Employer on the Participant's behalf which are excludable from his income or which receive special tax benefits. A Participant's Total Compensation shall exclude any compensation in any limitation year in excess of the limit currently in effect under Section 401(a)(17) of the Code.

    "Trust" or "Trust Fund" means the trust fund created under this Plan.

    "Trust Agreement" means the agreement between the Bank and the Trustee concerning the Trust Fund. If any assets of the Trust Fund are held in a co-mingled trust fund with assets of other qualified retirement plans, "Trust Agreement" shall be deemed to include the trust agreement governing that co-mingled trust fund. With respect to the allocation of investment responsibility for the assets of the Trust Fund, the provisions of Section 2 of the Trust Agreement are incorporated herein by reference.

    "Trustee" means one or more corporate persons and individuals selected from time to time by the Bank to serve as trustee or co-trustees of the Trust Fund.

    "Unallocated Stock Fund" means that portion of the Stock Fund consisting of the Plan's holding of stock which have been acquired in exchange for one or more Stock Obligations and which have not yet been allocated to the Participant's Accounts in accordance with Section 4.2.

    "Valuation Date" means the last day of the Plan Year and each other date as of which the committee shall determine the investment experience of the Investment Fund and adjust the Participants' accounts accordingly.

    "Valuation Period" means the period following a Valuation Date and ending with the next Valuation Date.

    "Vesting Year" means a unit of Service credited to a Participant pursuant to
Section 9.2 for purposes of determining his vested interest in his Account.

Section 3.   Eligibility for Participation.
             ------------------------------

    3.1      Initial Eligibility.  An Employee shall enter the Plan as of the
             --------------------
Entry Date coinciding with or on the next date an Employee completes an eligibility computation period with the Employer, during which the Employee completes at least 1,000 hours of service for the Employer and attains age 21.

  However, if an Employee is not in active Service with an Employer on the date he would otherwise first enter the Plan, his entry shall be deferred until the next day he is in Service.

    For purposes of this Plan, a Participant's initial eligibility computation period shall be the twelve consecutive month period beginning with the day a Participant first completes an Hour of Service. A Participant's subsequent eligibility computation periods shall be the Plan Year, commencing with the Plan Year which includes the first anniversary of the day the Participant first completed an Hour of Service.

    3.2      Terminated Employees.  No Employee shall have any interest or
             ---------------------
rights under this Plan if he is never in active Service with an Employer on or after the Effective Date.

    3.3      Certain Employees Ineligible.  No Employee shall be eligible to
             -----------------------------
participate in the Plan while he is employed by a division or subsidiary of the Holding Company, other than the Bank, unless such division or subsidiary has, with the approval of the Bank, adopted the Plan for its employees. Additionally, No Employee shall participate in the Plan while his Service is an hourly paid Employee, or is covered by a collective bargaining agreement between an Employer and the Employee's collective bargaining representative if (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative and (ii) the collective bargaining agreement does not provide for the Employee's participation in the Plan. No Employee shall participate in the Plan while he is actually employed by a leasing organization rather than an Employer.

    3.4      Participation and Reparticipation.  Subject to the satisfaction of
             ----------------------------------
the foregoing requirements, an Employee shall participate in the Plan during each period of his Service from the date on which he first becomes eligible until his termination. For this purpose, an Employee returning within five years of his or her termination who previously satisfied the initial eligibility requirements shall re-enter the Plan as of the date of his return to Service with an Employer.

Section 4.   Employer Contributions and Credits.
             -----------------------------------

    4.1      Discretionary Contributions.  Each Employer shall from time to time
             ----------------------------
contribute, with respect to a Plan Year, such amounts as it may determine from time to time. An Employer shall have no obligation to contribute any amount under this Plan except as so determined in its sole discretion. The Employers' contributions and available forfeitures for a Plan Year shall be credited as of the last day of the year to the Accounts of the Active Participants in proportion to their amounts of Cash Compensation.

    4.2      Contributions for Stock Obligations.  If the Trustee, upon
             ------------------------------------
instructions from the Committee, incurs any Stock Obligation upon the purchase of Stock, the Employer shall, subject to the provisions of the Bank's Plan of Conversion and any regulatory prohibitions, contribute for each Plan Year an amount sufficient to cover all payments of principal and interest as they come due under the terms of the Stock Obligation. If there is more than one Stock Obligation, the Employers shall designate the one to which any contribution is to be applied. The Employer's obligation to make contributions under this
Section 4.2 shall be reduced to the extent of any investment earnings realized on such contributions and any dividends paid by the Employers on Stock held in the Unallocated Stock Account, which earnings and dividends shall be applied to the Stock Obligation related to that Stock.

    In each Plan Year in which Employer contributions, earnings on contributions, or dividends on unallocated Stock are used as payments under a Stock Obligation, a certain number of shares of the Stock acquired with that Stock Obligation which is then held in the Unallocated Stock Fund shall be released for allocation among the Participants. The number of shares released shall bear the same ratio to the total number of those shares then held in the Unallocated Stock Fund (prior to the release) as (i) the principal and interest payments made on the Stock Obligation in the current Plan Year bears to (ii) the sum of (i) above, and the remaining principal and interest payments required (or projected to be required on the basis of the interest rate in effect at the end of the Plan Year) to satisfy the Stock Obligation.

    At the direction of the Committee, the current and projected payments of interest under a Stock Obligation may be ignored in calculating the number of shares to be released in each year if (i) the Stock Obligation provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years, (ii) the interest included in any payment is ignored only to the extent that it would be determined to be interest under standard loan amortization tables, and (iii) the term of the Stock Obligation, by reason of renewal, extension, or refinancing, has not exceeded 10 years from the original acquisition of the Stock.

    For these purposes, each Stock Obligation, the Stock purchased with it, and any dividends on such Stock, shall be considered separately. The Stock released from the Unallocated Stock Fund in any Plan Year shall be credited as of the last day of the year to the Accounts of the Active Participants in proportion to their amounts of Cash Compensation.

    4.3      Definitions Related to Contributions.  For the purposes of this
             -------------------------------------
Plan, the following terms have the meanings specified:

    "Active Participant" means a Participant who has satisfied the eligibility requirements under Section 3. However, a Participant shall not qualify as an Active Participant unless (i) he is in active Service with an Employer as of the last day of the Plan Year, or (ii) he is on a Recognized Absence as of that date, or (iii) his Service terminated during the Plan Year by reason of Normal Retirement, Early Retirement, Disability or death.

    "Cash Compensation" means the Participant's base compensation reportable on Form W-2. A Participant's Cash Compensation shall exclude any compensation in excess of the limit currently in effect under Section 401(a)(17) of the Code.
In addition to other applicable limitations set forth in the Plan, and notwithstanding any provision of the Plan to the contrary, the annual compensation of each employee taken in to account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA 1993") annual compensation limit. The OBRA 1993 annual compensation limit is $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA 1993 annual compensation limitation will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is
12. For Plan Years commencing prior to December 31, 1996, for purposes of applying the limitations of Section 401(a)(17) of the Code, the rules relating to the family members of a Highly Paid Employee will apply, except that the only the employee's spouse and lineal descendants who have not attained age 19 will be included in as family members. Notwithstanding the preceding, for Plan Years beginning after December 31, 1996, the aggregation rules relating to the family members of a Highly Paid Employee will not apply.

    4.4      Conditions as to Contributions.  Employers' contributions shall in
             -------------------------------
any event be subject to the limitation set forth in Section 5. Contributions may be made in the form of cash, or securities and other property to the extent permissible under ERISA, including Stock, and shall be held by the Trustee in accordance with the Trust Agreement. In addition to the provisions of Section
13.3 for the return of an Employer's contributions in connection with a failure of the Plan to qualify initially under the Code, any amount contributed by an Employer due to a good faith mistake of fact, or based upon a good faith but erroneous determination of its deductibility under Section 404 of the Code, shall be returned to the Employer within one year after the date on which the contribution was originally made, or within one year after its nondeductibility has been finally determined. However, the amount to be returned shall be reduced to take account of any adverse investment experience within the Trust Fund in order that the balance credited to each Participant's Account is not less that it would have been if the contribution had never been made.

Section 5.   Limitations on Contributions and Allocations.
             ---------------------------------------------

    5.1      Limitation on Annual Additions.  Notwithstanding the provisions of
             -------------------------------
Section 4, the annual addition to a Participant's accounts under this and any other defined contribution plans maintained by the Employers or an affiliate (within the purview of Section 414(b), (c), and (m) and Section 415(h) of the Code, which affiliate shall be deemed an Employer for this purpose) shall not exceed for any limitation year an amount equal to the lesser of --

    5.1-1 $30,000, or the one-fourth of the dollar limitation currently in effect under Section 415(b)(1)(A) of the Code; or

    5.1-2 25 percent of the Participant's Total Compensation for such limitation year.

    For purposes of this Section 5.1 and the following Section 5.2, the "annual addition" to a Participant's accounts means the sum of (i) the Employer contributions and Employee forfeitures credited to a Participant's accounts with respect to a limitation year, plus (ii) the Participant's total voluntary contributions for that year. The $30,000 and Section 415(b)(1)(A) limitations referred to shall, for each limitation year, be automatically adjusted to the new dollar limitations determined by the Commissioner of Internal Revenue for the calendar year beginning in that limitation year. Notwithstanding the foregoing, if the special limitations on annual additions described in section 415(c)(6) of the Code applies, the limitations described in this section shall be adjusted accordingly. A "limitation year" means each 12 consecutive month period beginning January 1.

    5.2      Coordinated Limitation With Other Plans.  For Plan Years commencing
             ----------------------------------------
prior to December 31, 1999, aside from the limitation prescribed by Section 5.1 with respect to the annual addition to a Participant's accounts for any single limitation year, if a Participant has ever participated in one or more defined benefit plans maintained by an Employer or an affiliate, then the benefits provided under the defined benefit plan on his account shall be limited on a cumulative basis so that the sum of his defined contribution plan fraction and his defined benefit plan fraction does not exceed one. For this purpose:

             5.2-1 A Participant's defined contribution plan fraction with respect to a Plan Year shall be a fraction, (i) the numerator of which is the sum of the annual additions to his accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior limitation years (including annual additions of the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by an Employer, and the annual additions attributable to all welfare benefit plans, individual medical accounts, and simplified employee pensions maintained by the Employer), and (ii) the denominator of which is the sum of the lesser of the following amounts -A- and -B- determined for the current limitation year and each prior limitation year of Service with an Employer: -A- is 1.25 times the dollar limitation determined under Section 415(c)(1)(A) of the Code, or 1.0 times such dollar limitation if the Plan is top-heavy, and -B-is 35 percent of the Participant's Total Compensation for such year. If the Employee was a Participant as of the end of the first limitation year beginning after December 31, 1986 in one or more defined contribution plans maintained by an Employer which plan(s) were in existence on May 6, 1986, and if the sum of this fraction and the defined benefit fraction (described below) would otherwise exceed 1.0 under the terms of this Plan, the numerator of this fraction will be adjusted. To affect this adjustment, an amount equal to the product of the excess of the sum of the fractions over 1.0, multiplied by the denominator of this fraction shall be permanently subtracted from the numerator of this fraction. This adjustment shall be calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limitation applicable under Section 415 of the Code for the first limitation year beginning on or after January 1, 1987.

             5.2-2 A Participant's defined benefit plan fraction with respect to a limitation year shall be a fraction, (i) the numerator of which is his projected annual benefit payable at normal retirement under the Employers' defined benefit plans, and (ii) the denominator of which is the lesser of
    (a) 1.25 times $90,000, or 1.0 times such dollar limitation if the Plan is top-heavy, and (b) 1.4 times the Participant's average Total Compensation during his highest-paid three consecutive limitation years.

    Notwithstanding the preceding, for Plan Years commencing after December 31, 1999, this Section 5.2 shall no longer be applicable.

    5.3      Effect of Limitations.  The Committee shall take whatever action
             ----------------------
may be necessary from time to time to assure compliance with the limitations set forth in Section 5.1 and 5.2. Specifically, the Committee shall see that each Employer restrict its contributions for any Plan Year to an amount which, taking into account the amount of available forfeitures, may be completely allocated to the Participants consistent with those limitations. Where the limitations would otherwise be exceeded by any Participant, further allocations to the Participant shall be curtailed to the extent necessary to satisfy the limitations. Where an excessive amount is contributed on account of a mistake as to one or more Participants' compensation, or there is an amount of forfeitures which may not be credited in the Plan Year in which it becomes available, the amount shall be held in a suspense account to be allocated in lieu of any Employer contributions in future years until it is eliminated, and to be returned to the Employer if it cannot be credited consistent with these limitations before the termination of the Plan.

    5.4      Limitations as to Certain Section 1042 Transactions.  Aside from
             ----------------------------------------------------
the limitations set forth in Section 5.1 and 5.2, if the Plan acquires any Stock in a transaction as to which a selling shareholder or the estate of a deceased shareholder is claiming the benefit of Section 1042 of the Code, the Committee shall see that none of such Stock, and no other assets in lieu of such Stock, are allocated to the Accounts of certain Participants in order to comply with
Section 409(n) of the Code.

    This restriction shall apply at all times to a Participant who owns (taking into account the attribution rules under Section 318(a) of the Code, without regard to the exception for employee plan trusts in Section 318(a)(2)(B)(i) more than 25 percent of any class of stock of a corporation which issued the Stock acquired by the Plan, or another corporation within the same controlled group, as defined in Section 409(l)(4) of the Code (any such class of stock hereafter called a "Related Class"). For this purpose, a Participant who owns more than 25 percent of any Related Class at any time within the one year preceding the Plan's purchase of the Stock shall be subject to the restriction as to all allocations of the Stock, but any other Participant shall be subject to the restriction only as to allocations which occur at a time when he owns more than 25 percent of any Related Class.

    Further, this restriction shall apply to the selling shareholder claiming the benefit of Section 1042 and any other Participant who is related to such a shareholder within the meaning of Section 267(b) of the Code, during the period beginning on the date on which the Plan purchases the Stock and ending 10 years after the later of (i) the date of such purchase, and (ii) the date of the allocation under Section 4.2 attributable to the final payment on whatever Stock Obligations were incurred with the purchase.

    This restriction shall not apply to any Participant who is a lineal descendant of a selling shareholder if the aggregate amounts allocated under the Plan for the benefit of all such descendants do not exceed five percent of the Stock acquired from the shareholder.

    5.5      Limitations as to Certain Participants.  Aside from the limitations
             ---------------------------------------
set forth in Section 5.1 and 5.2, in no event shall more than one third of the Employer contributions to the Plan (including Matching Employer Contributions) be allocated to the Accounts of highly compensated Participants (within the meaning of Section 414(q) of the Code). The Committee shall take whatever action may be necessary from time to time to assure compliance with the limitations set forth in this Section 5.5. Specifically, the Committee shall, beginning with the Participants whose Cash Compensation amounts are in excess of the limit under Section 401(a)(17) of the Code, reduce the amount of Cash Compensation of such highly compensated

Participants on a pro-rata basis per individual that would otherwise be taken into account for purposes of allocating benefits under Section 4.2 of this Plan. If, in order to satisfy this Section 5.5, such Participants' Cash Compensation amount per individual must be reduced to an amount that is lower than the Cash Compensation amount of the next most highly compensated Participant (the "breakpoint amount"), then, for purposes of allocating benefits under Section
4.2 of the Plan, the Cash Compensation amounts of all Participants shall be reduced to an amount not to exceed such breakpoint amount.

Section 6.      Trust Fund and Its Investment.
                ------------------------------

    6.1         Creation of Trust Fund.  All amounts received under the Plan
                ----------------------
from an Employer and investments shall be held as the Trust Fund pursuant to the terms of this Plan and of the Trust Agreement between the Bank and the Trustee. The benefits described in this Plan shall be payable only from the assets of the Trust Fund, and none of the Bank, any other Employer, its board of directors or trustees, its stockholders, its officers, its employees, the Committee, and the Trustee shall be liable for payment of any benefit under this Plan except from the Trust Fund.

    6.2         Stock Fund and Investment Fund.  The Trust Fund held by the
                ------------------------------
Trustee shall be divided into the Stock Fund, consisting entirely of Stock, and the Investment Fund, consisting of all assets of the Trust other than Stock. The Trustee shall have no investment responsibility for the Stock Fund, but shall accept any Employer contributions made in the form of Stock, and shall acquire, sell, exchange, distribute, and otherwise deal with and dispose of Stock in accordance with the instructions of the Committee.

    6.3         Acquisition of Stock.  From time to time the Committee may, in
                --------------------
its sole discretion, direct the Trustee to acquire Stock from the issuing Employer or from shareholders, including shareholders who are or have been Employees, Participants, or fiduciaries with respect to the Plan. The Trustee shall pay for such Stock no more than its fair market value, which shall be determined conclusively by the Committee pursuant to Section 12.4. The Committee may direct the Trustee to finance the acquisition of Stock by incurring or assuming indebtedness to the seller or another party which indebtedness shall be called a "Stock Obligation". Any Stock Obligation shall be subject to the following conditions and limitations:

                6.3-1 A Stock Obligation shall be for a specific term, shall not be payable on demand except in the event of default, and shall bear a reasonable rate of interest.

                6.3-2 A Stock Obligation may, but need not, be secured by a collateral pledge of either the Stock acquired in exchange for the Stock Obligation, or the Stock previously pledged in connection with a prior Stock Obligation which is being repaid with the proceeds of the current Stock Obligation. No other assets of the Plan and Trust may be used as collateral for a Stock Obligation, and no creditor under a Stock Obligation shall have any right or recourse to any Plan and Trust assets other than Stock remaining subject to a collateral pledge.

             6.3-3 Any pledge of Stock to secure a Stock Obligation must provide for the release of pledged Stock in connection with payments on the Stock Obligations in the ratio prescribed in Section 4.2.

             6.3-4 Repayments of principal and interest on any Stock Obligation generally shall be made by the Trustee from cash contributions designated for such payments, from earnings on such contributions, and from cash dividends received on Stock held in the Unallocated Stock Fund.

    6.4      Participants' Option to Diversify.  The Committee shall provide for
             ----------------------------------
a procedure under which each Participant may, during the first five years of a certain six-year period, elect to have up to 25 percent of the value of his Account committed to alternative investment options within the Investment Fund. For the sixth year in this period, the Participant may elect to have up to 50 percent of the value of his Account committed to other investments. The six-year period shall begin with the Plan Year following the first Plan Year in which the Participant has both reached aged 55 and completed 10 years of participation in the Plan; a Participant's election to diversify his Account must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Committee shall see that the Investment Fund includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code. The Trustee shall comply with any investment directions received from Participants in accordance with the procedures adopted from time to time by the Committee under this Section 6.4.

Section 7.   Voting Rights and Dividends on Stock.
             -------------------------------------

    7.1      Voting and Tendering of Stock.  The Trustee generally shall vote
             ------------------------------
all shares of Stock held under the Plan. However, if any Employer has registration-type class of securities within the meaning of Section 409(e)(4) of the Code, or if a matter submitted to the holders of the Stock involves a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all assets of an entity, then (i) the shares of Stock which have been allocated to Participants' Accounts shall be voted by the Trustee in accordance with the Participants' written instructions, and (ii) the Trustee shall vote any shares of Stock which have been allocated to Participants' Accounts but for which no written instructions have been received and any unallocated Stock in a manner calculated to most accurately reflect the instructions it has received from Participants regarding the allocated Stock.
In the event no shares of Stock have been allocated to Participants' Accounts at the time Stock is to be voted, each Participant shall be deemed to have one share of Stock allocated to his or her account for the sole purpose of providing the Trustee with voting instructions. Notwithstanding any provision hereunder to the contrary, all shares of Stock which have been allocated to Participants' Accounts and for which the Trustee has received no written instructions and all unallocated shares of Stock must be voted by the Trustee in a manner determined by the Trustee to be solely in the interest of the Participants and Beneficiaries. Whenever such voting rights are to be exercised, the Employers, the Committee, and the Trustee shall see that all Participants and Beneficiaries are provided with the same notices and other materials as are provided to other holders of the Stock, and are provided with adequate opportunity to deliver their instructions to the Trustee regarding the voting of Stock allocated to their Accounts. The instructions of the Participants with respect to the voting of allocated shares hereunder shall be confidential.

             7.1-1 In the event of a tender offer, Stock shall be tendered by the Trustee in the same manner as set forth above with respect to the voting of Stock. Notwithstanding any provision hereunder to the contrary, Stock must be tendered by the Trustee in a manner determined by the Trustee to be solely in the interest of the Participants and Beneficiaries.

    7.2      Dividends on Stock.  Dividends on Stock which are received by the
             -------------------
Trustee in the form of additional Stock shall be retained in the Stock Fund, and shall be allocated among the Participant's Accounts and the Unallocated Stock Fund in accordance with their holdings of the Stock on which the dividends have been paid. Dividends on Stock credited to Participants' Accounts which are received by the Trustee in the form of cash shall, at the direction of the Company paying the dividends, either (i) be credited to the Accounts in accordance with Section 8.3 and invested as part of the Investment Fund, (ii) be distributed immediately to the Participants in proportion with the Participants' Account balance; (iii) be distributed to the Participants within 90 days of the close of the Plan Year in which paid in proportion with the Participants' Account balance; or (iv) be used to repay principal and interest on the Stock Obligation used to acquire Stock on which the dividends were paid. Dividends on Stock held in the Unallocated Stock Fund which are received by the Trustee in the form of cash shall be applied as soon as practicable to payments of principal and interest under the Stock Obligation incurred with the purchase of the Stock.

Section 8.   Adjustments to Accounts.
             ------------------------

    8.1      Adjustments for Transactions.  An Employer contribution pursuant to
             -----------------------------
Section 4.1 shall be credited to the Participants' Accounts as of the last day of the Plan Year for which it is contributed. Stock released from the Unallocated Stock Fund upon the Trust's repayment of a Stock Obligation pursuant to Section 4.2 shall be credited to the Participants' Accounts as of the last day of the Plan Year in which the repayment occurred. Any excess amounts remaining from the use of, or the use of the proceeds of, a sale of Stock from the Unallocated Stock Fund to repay a Stock Obligation shall be allocated as of the last day of the Plan Year in which the repayment occurred among the Participants' Accounts as earnings, in proportion to the opening balance in each Account and shall not be deemed annual additions within the meaning of Section 415(c)(2) of the Code. Any benefit which is paid to a Participant or Beneficiary pursuant to Section 10 shall be charged to the Participant's Account as of the first day of the Valuation Period in which it is paid. Any forfeiture or restoral shall be charged or credited to the Participant's Account as of the first day of the Valuation Period in which the forfeiture or restoral occurs pursuant to Section 9.6.

    8.2      Valuation of Investment Fund.  As of each Valuation Date, the
             -----------------------------
Trustee shall prepare a balance sheet of the Investment Fund, recording each asset (including any contribution receivable from an Employer) and liability at its fair market value. Any liability with respect to short positions or options and any item of accrued income or expense and unrealized appreciation or depreciation shall be included; provided, however, that such an item may be estimated or excluded if it is not readily ascertainable unless estimating or excluding it would result in a material distortion. The Committee shall then determine the net gain or loss of the Investment Fund since the preceding Valuation Date, which shall mean the entire income of the Investment Fund, including realized and unrealized capital gains and losses, net of any expenses to be charged to the general Investment Fund and excluding any contributions by the Employer. The determination of gain or loss shall be consistent with the balance sheets of the Investment Fund for the current and preceding Valuation Dates.

    8.3      Adjustments for Investment Experience.  Any net gain or loss of the
             --------------------------------------
Investment Fund during a Valuation Period, as determined pursuant to Section 8.2, shall be allocated as of the last day of the Valuation Period among the Participants' Accounts in proportion to the opening balance in each Account, as adjusted for benefit payments and forfeitures during the Valuation Period, without regard to whatever Stock may be credited to an Account.

    8.4      Adjustments for Capital Changes.  In the event of any change in the
             -------------------------------
outstanding shares of Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the bank issuing the Stock, the Committee shall adjust the number of shares of Stock allocated to the Participants' Accounts to prevent dilution or enlargement of such Accounts.

Section 9.   Vesting of Participants' Interests.
             -----------------------------------

    9.1      Deferred Vesting in Accounts.  A Participant's vested interest in
             -----------------------------
his Account shall be based on his Vesting Years in accordance with the following Table, subject to the balance of this Section 9:


    Vesting                     Percentage of
     Years                      Interest Vested
    -------                     ---------------

    fewer than 1                        0%
       1                               20%
       2                               40%
       3                               60%
       4                               80%
    5 or more                         100%

    9.2      Computation of Vesting Years.  For purposes of this Plan, a
             -----------------------------
"Vesting Year" means each 12-month period beginning with his initial Service with the Employer. However, a Participant's Vesting Years shall be computed subject to the following conditions and qualifications:

             (a) A Participant's vested interest in his Account accumulated before a Break in Service shall be determined without regard to any Service after the Break. Notwithstanding the foregoing, in the event a Participant has an eligibility computation period (as defined in Section 3.1 of the Plan) during which he performs 500 or fewer Hours of Service (a "one year break in Service"), and then returns to Service prior to having a Break in Service, his Service performed both before and after his break in employment shall be taken into account in determining his Vesting Years. Generally, if a Participant has a Break in Service before his interest in his Account has become vested to some extent, he shall lose credit for any Vesting Year before the Break in Service. However, if a Participant separates from Service before his interest in his Account has become vested to some extent, and returns to Service after a Break in Service, the Participant's Vesting Years both prior to and after the Break in Service will count as Vesting Years for his Account accumulated after the Break if the number of the Participant's consecutive one year breaks in Service is less than the number of years of Service prior to the Break in Service.

             (b) Unless otherwise specifically excluded, a Participant's Vesting Years shall include any period of active military duty to the extent required by the Military Selective Service Act of 1967 (38 U.S.C. Section
    2021).

    9.3      Full Vesting Upon Certain Events.  Notwithstanding Section 9.1, a
             ---------------------------------
Participant's interest in his Account shall fully vest on the Participant's Normal Retirement Date, provided the Participant is in Service on or after that date. The Participant's interest shall also fully vest in the event that his Service is terminated by Early Retirement, Disability or by death or upon the occurrence of a Change in Control of the Bank or the Holding Company.

    9.4      Full Vesting Upon Plan Termination.  Notwithstanding Section 9.1, a
             -----------------------------------
Participant's interest in his Account shall fully vest if he is in active Service upon termination of this Plan or upon the permanent and complete discontinuance of contributions by his Employer. In the event of a partial termination, the interest of each Participant who is in Service shall fully vest with respect to that part of the Plan which is terminated.

    9.5      Forfeiture, Repayment, and Restoral.  If a Participant's Service
             ------------------------------------
terminates before his interest in his Account is fully vested, that portion which has not vested shall be forfeited if he either (i) receives a distribution of his entire vested benefit , or (ii) has a Break in Service. If a Participant who has received his entire vested interest returns to Service before he has a Break in Service, he may repay to the Trustee an amount equal to the distribution. The Participant may repay such amount at any time within five years after he has returned to Service. The amount shall be credited to his Account as of the last day of the Plan Year in which it is repaid; an additional amount equal to the portion of his Account which was previously forfeited shall be restored to his Account at the same time from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by his Employer for that year. In the case of a terminated Participant who does not receive a distribution of his entire vested interest and whose Service resumes after a Break in Service, any undistributed balance from his prior participation which was not forfeited shall be maintained as a fully vested subaccount with his Account. If a portion of a Participant's Account is forfeited, assets other that Stock must be forfeited before any Stock may be forfeited. In the case of a Participant who has incurred a Break in Service and then returns to Service, all years of Service after the Break in Service will be disregarded for the purpose of vesting his Account accrued before the Break in Service, but both pre-Break and post-Break Service will count for the purpose of vesting the Participant's Account that accrues after the Break in Service. If a Participant's Service terminates prior to his Account having become vested, such Participant shall be deemed to have received a distribution of his entire vested interest as of the Valuation Date next following his termination of Service.

    9.6      Accounting for Forfeitures.  A forfeiture shall be charged to the
             ---------------------------
Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to Section 9.5. Except as otherwise provided in that Section, a forfeiture shall be added to the contributions of the terminated Participant's Employer which are to be credited to other Participants pursuant to Section 4.1 as of the last day of the Plan Year in which the forfeiture becomes certain.

    9.7      Vesting and Nonforfeitability.  A Participant's interest in his
             ------------------------------
Account which has become vested shall be nonforfeitable for any reason.

Section 10.  Payment of Benefits.
             --------------------

    10.1     Benefits for Participants.  A Participant whose Service ends for
             --------------------------
any reason shall receive the vested portion of his Account in a single payment on a date selected by the Committee. That date shall be on or before the 60th day after the end of the Plan Year in which his Service ends. Notwithstanding the foregoing, if the balance credited to his Account exceeds $3,500, his benefits shall not be paid before the latest of his 65th birthday or the tenth anniversary of the year in which he commenced participation in the Plan unless he elects an early payment date in a written election filed with the Committee. A Participant may modify such an election at any time, provided any new benefit payment date is at least 30 days after a modified election is delivered to the Committee. Such an election is not valid unless it is made after the Participant has received the required notice under Section 1.411(a)-11(c) of the Income Tax Regulations that provides a general description of the material features of a lump sum distribution and the Participant's right to defer receipt of his benefit. The Notice shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit. Written consent of the Participant to the distribution generally may not be made within 30 days of the date the Participant receives the notice and shall not be made more than 90 days from the date the Participant receives the notice. However, a distribution may be made less than 30 days after the notice provided under Section 1.411(a)-11(c) of the Income Tax Regulations is given, if:

    (a) the Committee clearly informs the Participant that he has a right to period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and

    (b) the Participant, after receiving the notice, affirmatively elects a distribution.

    In all events, a Participant's benefits shall be paid by April 1st of the calendar year in which he reaches age 71-1/2. A Participant's benefits from that portion of his Account committed to the Investment Fund shall be calculated on the basis of the most recent Valuation Date before the day of payment.

    For Plan Years beginning after December 31, 1996, with respect to all Participants other than those who are 5% owners within the meaning of Section 416 of the Code, such Participant's benefits shall be paid by April 1st of the later of (i) the calendar year in which he reaches age 71-1/2, or (ii) the calendar year in which he retires. With respect to all Participants who are 5% owners within the meaning of Section 416 of the Code, such Participants benefits shall be paid by April 1st of the calendar year in which he reaches age 71-1/2.

    10.2     Benefits on a Participant's Death.  If a Participant dies before
             ----------------------------------
his benefits are paid pursuant to Section 10.1, the balance credited to his Account shall be paid to his Beneficiary in a single distribution on or before the 60th day after the end of the Plan Year in which he died. The benefits from that portion of the Account committed to the Investment Fund shall be calculated on the basis of the most recent Valuation Date before the date of payment.

    If a married Participant dies before his benefit payments begin, then unless he has specifically elected otherwise the Committee shall cause the balance in his Account to be paid to his Spouse. No election by a married Participant of a different Beneficiary shall be valid unless the election is accompanied by the Spouse's written consent, which (i) must acknowledge the effect of the election,
(ii) must explicitly provide either that the designated Beneficiary may not subsequently be changed by the Participant without the Spouse's further consent, or that it may be changed without such consent, and (iii) must be witnessed by the Committee, its representative, or a notary public. This requirement shall not apply if the Participant establishes to the Committee's satisfaction that the Spouse may not be located.

    10.3     Marital Status.  The Committee shall from time to time take
             ---------------
whatever steps it deems appropriate to keep informed of each Participant's marital status. Each Employer shall provide the Committee with the most reliable information in the Employer's possession regarding its Participants' marital status, and the Committee may, in its discretion, require a notarized affidavit from any Participant as to his marital status. The Committee, the Plan, the Trustee, and the Employers shall be fully protected and discharged from any liability to the extent of any benefit payments made as a result of the Committee's good faith and reasonable reliance upon information obtained from a Participant and his Employer as to his marital status.

    10.4     Delay in Benefit Determination.  If the Committee is unable to
             -------------------------------
determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to Section 10.1 or 10.2, the benefits shall in any event be paid within 60 days after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

    10.5     Accounting for Benefit Payments.  Any benefit payment shall be
             --------------------------------
charged to the Participant's Account as of the first day of the Valuation Period in which the payment is made.

    10.6     Options to Receive and Sell Stock.  Unless ownership of virtually
             ----------------------------------
all Stock is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employers issuing Stock, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the Participant's entire vested interest in his Account in the form of Stock. In that event, the Committee shall apply the Participant's vested interest in the Investment Fund to purchase sufficient Stock from the Stock Fund or from any owner of stock to make the required distribution. In all other cases, the Participant's vested interest in the Stock Fund shall be distributed in shares of Stock, and his vested interest in the Investment Fund shall be distributed in cash.

    Any Participant who receives Stock pursuant to Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in Section 402(c) of the Code, shall have the right to require the Employer which issued the Stock to purchase the Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Committee during the first 60 days after the Stock is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Stock's current fair market value. However, the put right shall not apply to the extent that the Stock, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock.

    The Employer or the Trustee, as the case may be, may elect to pay for the Stock in equal periodic installments, not less frequently than annually, over a period not longer than five years from the 30th day after the put right is exercised, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

    Nothing contained herein shall be deemed to obligate any Employer to register any Stock under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Stock. The put right described herein may only be exercised by a person described in the second preceding paragraph, and may not be transferred with any Stock to any other person. As to all Stock purchased by the Plan in exchange for any Stock Obligation, the put right be nonterminable. The put right for Stock acquired through a Stock Obligation shall continue with respect to such Stock after the Stock Obligation is repaid or the Plan ceases to be an employee stock ownership plan. Except as provided above, in accordance with the provisions of Sections 54.4975-7(b)(4) of the Treasury Regulations, no Stock acquired with the proceeds of a Stock Obligation may be subject to any put, call or other option or buy-sell or similar arrangement while held by and when distributed from the Plan, whether the Plan is then an employee stock ownership plan.

    10.7     Restrictions on Disposition of Stock.  Except in the case of Stock
             -------------------------------------
which is traded on an established market, a Participant who receives Stock pursuant to Section 10.1, and any person who has received Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover contribution described in Section 402(c) of the Code, shall, prior to any sale or other transfer of the Stock to any other person, first offer the Stock to the issuing Employer and to the Plan at its current fair market value. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. Any Stock distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 10.7, as well as any other restrictions upon the transfer of the Stock imposed by federal and state securities laws and regulations.

    10.8     Direct Transfer of Eligible Plan Distributions.  A Participant or
             ----------------------------------------------
Beneficiary may direct that an "eligible rollover distribution" (as defined below) included in such payment be paid directly to an "eligible retirement plan" (as defined below).

    To effect such a direct transfer, the Participant or Beneficiary must notify the Committee that a direct transfer is desired and provide to the Committee the eligible retirement plan to which the payment is to be made. Such notice shall be made in such form and at such time as the Committee may prescribe. Upon receipt of such notice, the Committee shall direct the Trustee to make a trustee-to-trustee transfer of the eligible rollover distribution to the eligible retirement plan so specified.

    For purposes of this Section 10.8, an "eligible rollover distribution" shall have the meaning set forth in Section 402(c)(4) of the Code and any regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible rollover distribution shall mean any distribution of all or any portion of the Participant's Account, except that such term shall not include any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (i) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and a designated Beneficiary, or (ii) for a period of ten years or more. Further, the term "eligible rollover distribution shall not include any distribution required to be made under Section 401(a)(9) of the Code.

    For purposes of this Section 10.8, an "eligible retirement plan" shall have the meaning set forth in Section 402(c)(8) of the Code and any regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible retirement plan shall mean: (i) an individual retirement account described in Section 408(a) of the Code; (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) a qualified trust described in Section 401(a) of the Code and exempt under Section 501(a) of the Code, and (iv) an annuity plan described in Section 403(a) of the Code.

Section 11.  Rules Governing Benefit Claims and Review of Appeals.
             -----------------------------------------------------

    11.1     Claim for Benefits.  Any Participant or Beneficiary who qualifies
             -------------------
for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the 30th day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Sections 10.1 or 10.2

    11.2     Notification by Committee.  Within 90 days after receiving a claim
             --------------------------
for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or Beneficiary:

             (i)   each specific reason for the denial;

             (ii) specific references to the pertinent Plan provisions on which the denial is based;

             (iii) a description of any additional material or information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

             (iv)  an explanation of the claims review procedures set forth in
             Section 11.3.

    11.3     Claims Review Procedure.  Within 60 days after a Participant or
             -----------------------
Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination.
In connection with his appeal the Participant or Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participants' and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

Section 12.  The Committee and Its Functions.
             --------------------------------

    12.1     Authority of Committee.  The Committee shall be the "plan
             -----------------------
administrator" within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically (i) allocated to the Bank, the Employers, or the Trustee under the Plan and Trust Agreement, (ii) delegated in writing to other persons by the Bank, the Employers, the Committee, or the Trustee, or (iii) allocated to other parties by operation of law. The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan. The Committee shall have full investment responsibility with respect to the Investment Fund except to the extent, if any, specifically provided in the Trust Agreement. In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by an Employer or the Trustee in the same or some other capacity) and may pay their reasonable expenses and compensation.

    12.2     Identity of Committee.  The Committee shall consist of three or
             ----------------------
more individuals selected by the Bank. Any individual, including a director, trustee, shareholder, officer, or employee of an Employer, shall be eligible to serve as a member of the Committee. The Bank shall have the power to remove any individual serving on the Committee at any time without cause upon 10 days written notice, and any individual may resign from the Committee at any time upon 10 days written notice to the Bank. The Bank shall notify the Trustee of any change in membership of the Committee.

    12.3     Duties of Committee.  The Committee shall keep whatever records may
             --------------------
be necessary to implement the Plan and shall furnish whatever reports may be required from time to time by the Bank. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required of the plan Committee under ERISA and other laws.

    Further, the Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Stock and shall direct the Trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Stock and the creation and satisfaction of Stock Obligations. The Committee shall at all times act consistently with the Bank's long-term intention that the Plan, as an employee stock ownership plan, be invested primarily in Stock. Subject to the direction of the Committee with respect to Stock Obligations pursuant to the provision of Section 4.2, and subject to the provisions of Sections 6.4 and 10.6 as to Participants' rights under certain circumstances to have their Accounts invested in Stock or in assets other than Stock, the Committee shall determine in its sole discretion the extent to which assets of the Trust shall be used to repay Stock Obligations, to purchase Stock, or to invest in other assets to be selected by the Committee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in the Stock Fund or the Investment Fund shall restrict the Committee from changing any holdings of the Trust, whether the changes involve an increase or a decrease in the Stock or other assets credited to Participants' Accounts. In determining the proper extent of the Trust's investment in Stock, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents to pay their reasonable expenses and compensation.

    12.4     Valuation of Stock.  If the valuation of any Stock is not
             -------------------
established by reported trading on a generally recognized public market, the Committee shall have the exclusive authority and responsibility to determine its value for all purposes under the Plan. Such value shall be determined as of each Valuation Date, and on any other date as of which the Plan purchases or sells such Stock. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of such Stock as determined by an independent appraiser experienced in preparing valuations of similar businesses.

    12.5     Compliance with ERISA.  The Committee shall perform all acts
             ----------------------
necessary to comply with ERISA. Each individual member or employee of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA.

    12.6     Action by Committee.  All actions of the Committee shall be
             --------------------
governed by the affirmative vote of a number of members which is a majority of the total number of members currently appointed, including vacancies. The members of the Committee may meet informally and may take any action without meeting as a group.

    12.7     Execution of Documents.  Any instrument executed by the Committee
             -----------------------
shall be signed by any member or employee of the Committee.

    12.8     Adoption of Rules.  The Committee shall adopt such rules and
             ------------------
regulations of uniform applicability as it deems necessary or appropriate for the proper administration and interpretation of the Plan.

    12.9     Responsibilities to Participants.  The Committee shall determine
             ---------------------------------
which Employees qualify to enter the Plan. The Committee shall furnish to each eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information may be required under ERISA. The Committee also shall determine when a Participant or his Beneficiary qualifies for the payment of benefits under the Plan. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA (or is otherwise appropriate) to enable the Participant or Beneficiary to make whatever elections may be available pursuant to Sections 6 and 10, and the Committee shall provide for the payment of benefits in the proper form and amount from the assets of the Trust Fund. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with applicable law and the best interests of the individuals concerned.

    12.10    Alternative Payees in Event of Incapacity.  If the Committee finds
             ------------------------------------------
at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, a custodian for him under the Uniform Transfers to Minors Act, or the person having actual custody of him, or, in the case of an incompetent, to his spouse, his legal guardian, or the person having actual custody of him, the payments to be used for the individual's benefit. The Committee and the Trustee shall not be obligated to inquire as to the actual use of the funds by the person receiving them under this Section 12.10, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employers to the extent of the payment.

    12.11    Indemnification by Employers.  Except as separately agreed in
             -----------------------------
writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employers, jointly and severally, to the fullest extent permitted by law against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon it or him in connection with any claim made against it or him or in which it or he may be involved by reason of its or his being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

    12.12    Nonparticipation by Interested Member.  Any member of the Committee
             --------------------------------------
who also is a Participant in the Plan shall take no part in any determination specifically relating to his own participation or benefits, unless his abstention would leave the Committee incapable of acting on the matter.

Section 13.  Adoption, Amendment, or Termination of the Plan.
             ------------------------------------------------

    13.1     Adoption of Plan by Other Employers.  With the consent of the Bank,
             ------------------------------------
any entity may become a participating Employer under the Plan by (i) taking such action as shall be necessary to adopt the Plan, (ii) becoming a party to the Trust Agreement establishing the Trust Fund, and (iii) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to the entity's Employees.

    13.2     Adoption of Plan by Successor.  In the event that any Employer
             ------------------------------
shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that an entity other than an Employer shall succeed to all or substantially all of the Employer's business, the successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust Agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of the successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, the successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization, or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be.

    13.3     Plan Adoption Subject to Qualification.  Notwithstanding any other
             ---------------------------------------
provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employers may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a), the Plan, may be amended retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure qualification under Section 401(a). If this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) either as originally adopted or as amended, each Employer's contributions to the Trust under this Plan (including any earnings thereon) shall be returned to it and this Plan shall be terminated. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a), the amendment may be modified retroactively to the earliest date permitted by U.S. Treasury Regulations in order to secure approval of the amendment under Section 401(a).

    13.4     Right to Amend or Terminate.  The Bank intends to continue this
             ----------------------------
Plan as a permanent program. However, each participating Employer separately reserves the right to suspend, supersede, or terminate the Plan at any time and for any reason, as it applies to that Employer's Employees, and the Bank reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of all Employers. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, or shall divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Except as is required for purposes of compliance with the Code or ERISA, each as amended from time to time, neither the provisions of Section 4.1 and 4.2 relating to the crediting of contributions, forfeitures and shares of Stock released from the Unallocated Stock Fund, nor any other provision of the Plan relating to the allocation of benefits to Participants, may be amended more frequently than once every six months. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Bank, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan as amended from time to time and the Committee's instructions.

Section 14.  Miscellaneous Provisions.
             -------------------------

    14.1     Plan Creates No Employment Rights.  Nothing in this Plan shall be
             ----------------------------------
interpreted as giving any Employee the right to be retained as an Employee by an Employer, or as limiting or affecting the rights of an Employer to control its Employees or to terminate the Service of any Employee at any time and for any reason, subject to any applicable employment or collective bargaining agreements.

    14.2     Nonassignability of Benefits.  No assignment, pledge, or other
             -----------------------------
anticipation of benefits from the Plan will be permitted or recognized by the Employers, the Committee, or the Trustee. Moreover, benefits from the Plan shall not be subject to attachment, garnishment, or other legal process for debts or liabilities of any Participant or Beneficiary, to the extent permitted by law. This prohibition on assignment or alienation shall apply to any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony, or property rights to a present or former spouse, child or other dependent of a Participant pursuant to a State domestic relations or community property law, unless the judgment, decree, or order is determined by the Committee to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

    14.3     Limit of Employer Liability.  The liability of the Employers with
             ----------------------------
respect to Participants under this Plan shall be limited to making contributions to the Trust from time to time, in accordance with Section 4.

    14.4     Treatment of Expenses.  All expenses incurred by the Committee and
             ----------------------
the Trustee in connection with administering this Plan and Trust Fund shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employers or by the Trustee.

    14.5     Number and Gender.  Any use of the singular shall be interpreted to
             ------------------
include the plural, and the plural the singular. Any use of the masculine, feminine, or neuter shall be interpreted to include the masculine, feminine, or neuter, as the context shall require.

    14.6     Nondiversion of Assets.  Except as provided in Sections 5.3 and
             -----------------------
13.3, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

    14.7     Separability of Provisions.  If any provision of this Plan is held
             ---------------------------
to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

    14.8     Service of Process.  The agent for the service of process upon the
             -------------------
Plan shall be the president of the Bank, or such other person as may be designated from time to time by the Bank.

    14.9     Governing State Law.  This Plan shall be interpreted in accordance
             --------------------
with the laws of the Commonwealth of Massachusetts to the extent those laws are applicable under the provisions of ERISA.


Section 15.  Top-Heavy Provisions.
             ---------------------

    15.1     Determination of Top-Heavy Status.  The Committee shall determine
             ----------------------------------
on a regular basis whether each Plan Year is or is not a "Top-Heavy Year" for purposes of implementing the provisions of Sections 15.2, and 15.3, which apply only to the extent the Plan is top-heavy or super top-heavy within the meaning of Section 416 and the Treasury Regulations promulgated thereunder. In making this determination, the Committee shall use the following definitions and principles:

             15.1-1 The "Employer" includes all business entities which are considered commonly controlled or affiliated within the meaning of Sections 414(b), 414(c), and 414(m) of the Code.

             15.1-2 The "plan aggregation group" includes each qualified retirement plan maintained by the Employer (i) in which a Key Employee is a Participant during the Plan Year, (ii) which enables any plan described in clause (i) to satisfy the requirements of Section 401(a)(4) or 410 of the Code, or (iii) which provides contributions or benefits comparable to those of the plans described in clauses (i) and (ii) and which is designated by the Committee as part of the plan aggregation group.

             15.1-3 The "determination date," with respect to the first Plan Year of any plan, means the last day of that Plan Year, and with respect to each subsequent Plan Year, means the last day of the preceding Plan Year. If any other plan has a determination date which differs from this Plan's determination date, the top-heaviness of this Plan shall be determined on the basis of the other plan's determination date falling within the same calendar years as this Plan's determination date.

             15.1-4 A "Key Employee," with respect to a Plan Year, means an Employee who at any time during the five years ending on the top-heavy determination date for the Plan Year has received compensation from an Employer and has been (i) an officer of the Employer having Total Compensation greater than 50 percent of the limit then in effect under
    Section 415(b)(1)(A) of the Code, (ii) one of the 10 Employees owning the largest interests in the Employer having Total Compensation greater than the limit then in effect under Section 415(c)(1)(A), (iii) an owner of more than five percent of the outstanding equity interest or the outstanding voting interest in any Employer, or (iv) an owner of more than one percent of the outstanding equity interest or the outstanding voting interest in an Employer whose Total Compensation exceeds $150,000. In determining which individuals are Key Employees, the rules of Section 416(i) of the Code and Treasury Regulations promulgated thereunder shall apply. The Beneficiary of a Key Employee shall also be considered a Key Employee.

             15.1-5 A "Non-key Employee" means an Employee who at any time during the five years ending on the top-heavy determination date for the Plan Year has received compensation from an Employer and who has never been a Key Employee, and the Beneficiary of any such Employee.

             15.1-6 The "aggregated benefits" for any Plan Year means (i) the adjusted account balances in defined contribution plans on the determination date, plus (ii) the adjusted value of accrued benefits in defined benefit plans, calculated as of the annual valuation date coinciding with or next preceding the determination date, with respect to Key Employees and Non-key Employees under all plans within the plan aggregation group which includes this Plan. For this purpose, the "adjusted account balance" for and the "adjusted value of accrued benefit" for any Employee shall be increased by all plan distributions made with respect to the Employee during the five years ending on the determination date. Further, the adjusted account balance under a plan shall not include any amount attributable to a rollover contribution or similar transfer to the plan initiated by an Employee and made after 1983, unless both plans involved are maintained by the Employer, in which event the transferred amount shall be counted in the transferee plan and ignored for all purposes in the transferor plan. Finally, the adjusted value of accrued benefits under any defined benefit plan shall be determined by assuming whichever actuarial assumptions were applied by the Pension Benefit Guaranty Corporation to determine the sufficiency of plan assets for plans terminating on the valuation date.

             15.1-7 This Plan shall be "top-heavy" for any Plan Year in which the aggregated benefits of the Key Employees exceed 60 percent of the total aggregated benefits for both Key Employees and Non-key Employees.

             15.1-8 This Plan shall be "super top-heavy" for any Plan Year in which the aggregated benefits of the Key Employees exceed 90 percent of the total aggregated benefits for both Key Employees and Non-key Employees.

             15.1-9 A "Top-Heavy Year" means a Plan Year in which the Plan is top-heavy.

    15.2     Minimum Contributions.  For any Top-Heavy Year, each Employer shall
             ----------------------
make a special contribution on behalf of each Participant to the extent that the total allocations to his Account pursuant to Section 4 is less than the lesser of (i) four percent of his Total Compensation for that year, or (ii) the highest ratio of such allocation to Total Compensation received by any Key Employee for that year. For purposes of the special contribution of this Section 15.2, a Key Employee's Total Compensation shall include amounts the Key Employee elected to defer under a qualified 401(k) arrangement. Such a special contribution shall be made on behalf of each Participant who is employed by an Employer on the last day of the Plan Year, regardless of the number of his Hours of Service, and shall be allocated to his Account.

             For any Plan Year when (1) the Plan is top-heavy and (2) a Non-key Employee is a Participant in both this Plan and a defined benefit plan included in the plan aggregation group which is top heavy, the sum of the Employer contributions and forfeitures allocated to the Account of each such Non-key Employee shall be equal to at least five percent (5%) of such Non-key Employee's Total Compensation for that year.

    15.3     Minimum Vesting.  If a Participant's vested interest in his Account
             ----------------
is to be determined in a Top-Heavy Year, it shall be based on the following "top-heavy table":

             Vesting                 Percentage of
              Years                 Interest Vested
             -------                ---------------

             fewer than 3                 0%
             3 or more                  100%